INVESCO STOCK FUNDS, INC.

                 Supplement to Prospectus Dated August 31, 1999


The section of the Fund's Prospectus entitled "Investment Goals And Strategies - INVESCO Blue Chip Growth Fund" is amended to (1) delete the first sentence of the second paragraph and (2) substitute the following in its place:

       The Fund invests primarily in common stocks of large companies that, at the time of purchase, have market capitalizations of more than $15 billion and that have a history of consistent earnings growth regardless of business cycles.

The section of the Fund's Prospectus entitled "Investment Goals And Strategies - INVESCO Dynamics Fund" is amended to (1) delete the second sentence of the first paragraph and (2) substitute the following in its place:

       It primarily invests in common stocks of mid-size companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase - but also have the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds.

The section of the Fund's Prospectus entitled "Investment Goals And Strategies - INVESCO Small Company Growth Fund" is amended to (1) delete the second sentence of the first paragraph and (2) substitute the following in its place:

       Most holdings are in small-capitalization companies - those with market capitalizations under $2 billion at the time of purchase.

The section of the Fund's Prospectus entitled "Risks Associated With Particular Investments - Market Risk" is amended to (1) delete the third sentence and (2) substitute the following in its place:

      In general, the securities of large businesses with outstanding securities worth $15 billion or more have less volatility than those of mid-size businesses with outstanding securities worth more than $2 billion, or small businesses with outstanding securities worth less than $2 billion.

The date of this Supplement is February 3, 2000.